Exhibit 10.2

FORM OF Series 2 notes debt conversion AGREEMENT

This Debt Conversion Agreement (this “Agreement”) is made as of July 2, 2018 (the “Effective Date”), by and among NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), and each holder identified on the signature page hereto (each, a “Holder” and, together, the “Holders”).

Background

In August 2017, the Company entered into a subscription agreement and issued interest free promissory notes to certain accredited investors. In November 2017, the Company and each Holder amended the notes. In March 2018, the Company and each Holder entered into a written consent to amend and restate the promissory notes (as amended, the “Notes”) and to amend the subscription agreement to replace the form of warrant agreement annexed to the subscription agreement (the “Replacement Warrant”) and to provide for the issuance of an additional warrant (the “Additional Warrant” and, together with the Replacement Warrant, the “Warrants”). In March 2018 the Company issued and delivered the Notes, the Replacement Warrants and the Additional Warrants to the Holders. Unless otherwise provided, capitalized terms used in this Agreement but not defined herein shall have the meanings given to such terms in the Notes.

The Notes, as amended in March 2018, are now convertible promissory notes that bear interest at a fixed rate of 8% per annum and require the Company to repay the principal and accrued and unpaid interest thereon on July 31, 2018 (the “Maturity Date”). If the Company consummates an equity or equity-linked round of financing resulting in more than $3 million in gross proceeds (the “Qualified Financing”) before the Maturity Date, the outstanding principal and accrued and unpaid interest on the Notes shall automatically convert into the securities issued by the Company in the Qualified Financing based on the greater number of such securities resulting from either (i) the outstanding principal and accrued interest on the Notes divided by $1.80 or (ii) the outstanding principal and accrued interest on the Notes multiplied by 1.25, divided by the price paid per security in such financing. The Notes are also subject to conversion in the event of a Change in Control transaction (or the Company’s IPO) (the date of any such conversion of the Notes in connection with a Change in Control transaction, IPO or Qualified Financing is referred to herein as the “Conversion Date”).

If the Notes convert in connection with a Qualified Financing, each Replacement Warrant grants the Holder the option to purchase up to the number of shares of capital stock of the Company equal to the shares of capital stock received by the Holder upon the conversion of the Note at a per share exercise price equal to the actual per share price of the securities issued in the Qualified Financing. Each Additional Warrant grants the holder the option to purchase up to the number of shares of capital stock of the Company equal to the product obtained by multiplying (i) the outstanding principal amount of the Note held by such holder and (ii) 0.75.

The Warrants are exercisable commencing on the Conversion Date and expire on November 21, 2021.

The Company and the Holders desire to: (a) convert the Notes into shares of the Company’s common stock, $0.001 par value (the “Common Stock”) as set forth in this Agreement; (b) cancel and extinguish the Notes; (c) amend and restate the Warrants as set forth herein and (d) provide for the issuance of new warrants as consideration for the early conversion of the Notes.

Now, Therefore, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each Holder hereby agree as follows:

Agreement

1. Acknowledgement and Agreement. The Company and the Holders acknowledge and hereby agree that this Agreement will (a) convert the Notes held by the Holders into shares of Common Stock, (b) cancel and extinguish the Notes held by the Holders, (c) irrevocably cancel and extinguish the Warrants held by the Holders in exchange for the amended and restated replacement warrants in the form attached hereto as Exhibit A (the “Amended and Restated Replacement Warrants”) and the amended and restated additional warrants in the form attached hereto as Exhibit B (the “Amended and Restated Additional Warrants” and together with the Amended and Restated Replacement Warrants, the “Amended and Restated Warrants”) and (d) provide for the issuance of new warrants (the “Payment Warrants”) as consideration for the early conversion of the Notes. Only the Holders that execute this Agreement will be subject to the provisions herein.

2. Conversion of the Notes.

(a) Notwithstanding the terms of the Notes, the Subscription Agreement and the Warrants and notwithstanding that conditions to the occurrence of the Conversion Date have not yet occurred, the Company and each Holder hereby agree that as of the Effective Date, any and all principal and accrued and unpaid interest due and owing by the Company to such Holder (the “Outstanding Balance”) under that certain Note shall be converted into shares of Common Stock (the “Conversion Shares”) based upon the Outstanding Balance divided by $1.80. If conversion of such Holder’s Note would create a fractional share or a right to acquire a fractional share, the Company shall round to the nearest whole number.

(b) The Company hereby agrees to issue to and in the name of each Holder and cause such issuance to be recorded on the books and records of the Company the number of Conversion Shares set forth opposite the name of such Holder on Schedule I hereto in consideration for the conversion and cancellation of such Holder’s Note.

(c) Upon issuance of the Conversion Shares to each Holder, such Holder’s Note shall be deemed cancelled and extinguished, without need for surrender to the Company of the Note or any other further action by any of the parties to this Agreement, and such Note shall thereupon be null and void and have no further force or effect. Each such Holder agrees that, as of the Effective Date, except for the right of such Holder to receive Amended and Restated Warrants and Payment Warrants pursuant to Section 3 of this Agreement, all rights and obligations of such Holder with respect to the Note or of the Company with respect to the Note (including the obligations to (a) pay or cause to be paid all amounts due under the Note or (b) issue conversion shares upon the conversion date, as set forth in Section 5.1 of the Note), the Subscription Agreement and any related agreement of such Holder, including, without limitation, any related document entered into with respect to such Note, shall terminate. The termination of the rights and obligations of such Holder with respect to the Note as set forth in this section shall not affect the rights and obligations of such Holder as provided in the Amended and Restated Warrants. Each such Holder agrees to execute such documents and other papers and take such further actions as may be reasonably required or desired to evidence cancellation of such Holder’s Note. The Effective Date shall constitute the Conversion Date under each Note, and each Note shall hereafter be cancelled on the books and records of the Company and shall represent the right to receive the number of Conversion Shares set forth opposite such Holder’s name on Schedule I hereto.

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3. Issuance of Warrants.

(a) As of the Effective Date, (a) in exchange for the applicable outstanding Replacement Warrant, each Holder shall be issued an Amended and Restated Replacement Warrant in the form of Exhibit A attached hereto, which Amended and Restated Replacement Warrant will be immediately exercisable as of the Effective Date for the number of shares of Common Stock set forth opposite such Holder’s name on Schedule I hereto and (b) in exchange for the applicable outstanding Additional Warrant, each Holder shall be issued an Amended and Restated Additional Warrant in the form of Exhibit B attached hereto, which Amended and Restated Additional Warrant will be immediately exercisable as of the Effective Date for the number of shares of Common Stock set forth opposite such Holder’s name on Schedule I hereto. Upon issuance of the Amended and Restated Warrants to each Holder, such Holder’s Warrants shall be deemed cancelled and extinguished, without need for surrender to the Company of the Warrants or any other further action by any of the parties to this Agreement, and such Warrants shall thereupon be null and void and have no further force or effect. Each such Holder agrees that, as of the Effective Date, all rights and obligations of such Holder with respect to the Warrants or of the Company with respect to the Warrants, as set forth in the Warrants, the Subscription Agreement and any related agreement of such Holder, including, without limitation, any related document entered into with respect to such Warrants, shall terminate. Each such Holder agrees to execute such documents and other papers and take such further actions as may be reasonably required or desired to evidence cancellation of such Holder’s Warrants.

(b) As of the Effective Date, as consideration for early conversion of the Note, the Company will make a conversion payment to the Holder by issuing the Payment Warrant in the form of Exhibit C attached hereto, which Payment Warrant will be immediately exercisable as of the Effective Date for the number of shares of Common Stock set forth opposite such Holder’s name on Schedule I hereto.

4. Delivery of Securities.

(a) As soon as is practicable after the Effective Date, the Company shall (i) instruct the transfer agent to enter in the name of each Holder a book entry position evidencing the number of Conversion Shares set forth opposite the name of such Holder on Schedule I hereto, (ii) deliver to each Holder the Amended and Restated Warrants issuable to each Holder and (iii) deliver to each Holder the Payment Warrant issuable to such Holder.

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5. Restrictions on Transfer. The Conversion Shares, the Amended and Restated Warrants, the Payment Warrants and the shares of Common Stock issuable upon exercise of the Amended and Restated Warrants and Payment Warrants, have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under any state securities or “blue sky laws,” and may not be offered, sold, transferred, hypothecated or otherwise assigned except (i) pursuant to a registration statement with respect to such securities which is effective under the Securities Act or (ii) pursuant to an available exemption from registration under the Securities Act and in accordance with all applicable state securities and so-called “blue sky laws.” The Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act. Each Holder agrees to be bound by such restrictions on transfer. Each Holder further consents that the book-entry positions representing the Conversion Shares may bear a restrictive legend to such effect.

6. Representations and Warranties of the Holder. Each Holder represents and warrants to the Company, as of the date hereof, as follows:

(a) Such Holder is acquiring the shares of Common Stock, the Amended and Restated Warrants and the Payment Warrants (together, the “Securities”) for such Holder’s own account, as principal, for investment purposes only and not with any intention to resell, distribute or otherwise dispose of the Securities, as the case may be, in whole or in part.

(b) Such Holder has had an unrestricted opportunity to: (i) obtain information concerning the Securities, the Company and its proposed and existing business and assets; and (ii) ask questions of, and receive answers from the Company concerning the terms and conditions of the Securities and to obtain such additional information as may have been necessary to verify the accuracy of the information contained in the this Agreement or otherwise provided.

(c) At the time such Holder was offered Securities, it was, at the date hereof it is, and on each date on which such Holder exercises the Amended and Restated Warrants or Payment Warrants, such Holder will be an Accredited Investor, within the meaning of Rule 501 of Regulation D, and has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of investing in the Company, and all information that such Holder has provided concerning such Holder, such Holder’s financial position and knowledge of financial and business matters is true, correct and complete. Such Holder acknowledges and understands that the Company will rely on the information provided by such Holder in this Agreement and in the Holder Questionnaire annexed as Exhibit A to such Holder’s Subscription Agreement for purposes of complying with federal and applicable state securities laws. Such Holder hereby represents that neither such Holder nor any of its Rule 506(d) Related Parties is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of the Securities Act.

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(d) Except as otherwise disclosed in writing by such Holder to the Company, such Holder has not dealt with a broker in connection with the issuance of the Securities and agrees to indemnify and hold the Company and its officers and directors harmless from any claims for brokerage or fees in connection with the transactions contemplated herein.

(e) Such Holder is not relying on the Company or any of its management, officers or employees with respect to any legal, investment or tax considerations involved in the purchase, ownership and disposition of the Securities. Such Holder has relied solely on the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Securities, such Holder’s own legal counsel, business and/or investment adviser, accountant and tax adviser.

(f) Such Holder understands that the Securities, or any securities received upon exercise of the Amended and Restated Warrants or Payment Warrants, cannot be sold, assigned, transferred, exchanged, hypothecated or pledged, or otherwise disposed of or encumbered except in accordance with the Securities Act of 1933, as amended (the “Securities Act”) or the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and that a market may never exist for the resale of any such securities. In addition, such Holder understands that the Securities or any securities received upon exercise of the Amended and Restated Warrants or Payment Warrants, have not been registered under the Securities Act, or under any applicable state securities or blue sky laws or the laws of any other jurisdiction, and cannot be resold unless they are so registered or unless an exemption from registration is available. Such Holder understands that there is no current plan to register the Securities or any securities received upon exercise of the Amended and Restated Warrants or Payment Warrants.

(g) Such Holder is willing and able to bear the economic and other risks of an investment in the Company for an indefinite period of time. Such Holder has read and understands the provisions of this Agreement.

(h) Such Holder maintains such Holder’s domicile, and is not merely a transient or temporary resident, at the residence address shown on the signature page hereto.

(i) If such Holder is an entity, such Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be. Such Holder has all requisite power and authority to own its properties, to carry on its business as presently conducted, to enter into and perform the agreements, documents and instruments executed, delivered and/or contemplated hereby (collectively, the “Transaction Documents”) to which it is a party and to carry out the transactions contemplated hereby and thereby. The Transaction Documents are valid and binding obligations of such Holder, enforceable against it in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws, from time to time in effect, which affect enforcement of creditors’ rights generally. If applicable, the execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by all necessary action of such Holder. The execution, delivery and performance of the Transaction Documents and the performance of any transactions contemplated by the Transaction Documents will not: (i) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under any contract or obligation to which such Holder is a party or by which it or its assets are bound, or any provision of its organizational documents (if an entity), or cause the creation of any lien or encumbrance upon any of the assets of such Holder; (ii) violate, conflict with or result in a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to such Holder; (iii) require from such Holder any notice to, declaration or filing with, or consent or approval of any governmental authority or other third party other than pursuant to federal or state securities or blue sky laws; or (iv) accelerate any obligation under, or give rise to a right of termination of, any agreement, permit, license or authorization to which such Holder is a party or by which it is bound.

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(j) Such Holder acknowledges and agrees that the Company intends to raise additional funds to operate its business.

(k) Such Holder acknowledges and agrees that the Company will have broad discretion with respect to the use of the proceeds from the transactions contemplated hereby.

(l) Such Holder understands the various risks of an investment in the Company, and has carefully reviewed the various risk factors described in the Company’s filings with the Securities and Exchange Commission (the “SEC”).

7. Release of Claims. Upon the conversion of such Holder’s Note, such Holder and each of such Holder’s officers, directors, agents, employees, shareholders, representatives and attorneys, and each of their respective heirs, executors, administrators, successors and assigns (the “Holder Parties”), on behalf of itself and its respective Holder Parties, hereby releases and forever discharges the Company and its officers, directors, agents, employees, stockholders, representatives and attorneys and each of their executors, administrators, successors and assigns (the “Company Parties”), from any and all liabilities, claims, demands, actions, causes of action or suits of any kind or nature whatsoever, whether known or unknown, suspected or unsuspected, which such Holder Parties ever had, now have or may in the future have against the Company Parties arising out of, related to or in connection with such Holder’s Note; provided, however, that such Holder Parties shall not be estopped by virtue of this Section 5 from asserting any cause of action arising from a breach of this Agreement, or any of its terms covenants, representations or warranties.

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8. Miscellaneous.

(a) Indemnification.

(i) Such Holder will, severally and not jointly with any other Holder, indemnify and hold harmless the Company and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Company Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Company Claims (or actions or proceedings, whether commenced or threatened, in respect thereof): (i) arise out of or are based upon any untrue statement or untrue statement of a material fact made by such Holder and contained in this Agreement; or (ii) arise out of or are based upon any breach by such Holder of any representation, warranty, or agreement made by such Holder contained herein; provided, however, and notwithstanding anything to the contrary, in no event shall the liability of such Holder pursuant to this Section 6(a)(i) exceed the amount of the Note that such Holder purchased pursuant to the Subscription Agreement.

(ii) The Company will indemnify and hold harmless each Holder and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls each Holder within the meaning of the Securities Act against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys’ fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several (collectively, “Holder Claims”), reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Holder Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the securities received by any Holder under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (ii) any untrue statement or alleged untrue statement of a material fact made by the Company in this Agreement; (iii) any breach by the Company of any representation, warranty, or agreement made by it contained herein; or (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with the Securities; and will reimburse each Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder or any such controlling person to the Company.

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(b) Addresses and Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if such notice or communication is delivered via e-mail transmission, the date of transmission; (ii) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service); (iii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed; or (iv) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 6(b), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses as applicable:

If to the Company to:	NeuroOne Medical Technologies Corporation 10006 Liatris Lane Eden Prairie, MN 55347 daver@neurooneinc.com Attention: David A. Rosa

With copies to:	Honigman Miller Schwartz and Cohn LLP 350 East Michigan Avenue, Suite 300 Kalamazoo, MI 49007 ptorrence@honigman.com Attention: Phillip D. Torrence, Esq.

If to the Holder, to the address set forth on the signature page annexed hereto.

Any such person may by notice given in accordance with this Section 6(b) to the other parties hereto designate another address or person for receipt by such person of notices hereunder.

(c) Titles and Captions. All Section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and do not in any way define, limit, extend or describe the scope or intent of any provisions hereof.

(d) Assignability. Each Holder agrees that it will not transfer, assign, hypothecate, or in any way dispose of the Securities, or any right or interest therein, except to the extent that a transfer is made in accordance with the terms of this Agreement. Any purported transfer in violation of any provision of this Agreement shall be void and ineffectual, and shall not operate to transfer any interest or title to the purported transferee. The terms of this Agreement shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of each Holder.

(e) Pronouns and Plurals. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms. The singular form of nouns, pronouns and verbs shall include the plural and vice versa.

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(f) Further Action. The parties shall execute and deliver all documents, provide all information and take or forbear from taking all such action as may be necessary or appropriate to achieve the purposes of this Agreement. Each party shall bear its own expenses in connection therewith.

(g) Applicable Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of law rules.

(h) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors, legal representatives, personal representatives, permitted transferees and permitted assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and such person’s heirs, executors, administrators and successors.

(i) Integration. This Agreement, the Amended and Restated Warrants and the Payment Warrants constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede and replace all prior and contemporaneous agreements and understandings, whether written or oral, pertaining thereto. No covenant, representation or condition not expressed in this Agreement shall affect or be deemed to interpret, change or restrict the express provisions hereof.

(j) Amendment. This Agreement with respect to each Holder may be amended only with the written consent of the Company and such Holder. The conditions or observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting any Holder, only by such Holder.

(k) Creditors. None of the provisions of this Agreement shall be for the benefit of or enforceable by creditors of any party.

(l) Waiver. No failure by any party to insist upon the strict performance of any covenant, agreement, term or condition of this Agreement or to exercise any right or remedy available upon a breach thereof shall constitute a waiver of any such breach or of such or any other covenant, agreement, term or condition.

(m) Rights and Remedies. The rights and remedies of each of the parties hereunder shall not be mutually exclusive, and the implementation of one or more of the provisions of this Agreement shall not preclude the implementation of any other provision.

(n) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

signatures on the following page

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In Witness Whereof, the Company and each Holder have made this Agreement effective as of the date first set forth above.

THE COMPANY:

NeuroOne Medical Technologies Corporation

By:
Name:	David Rosa
Title:	CEO

Signature Page to Series 2 Notes Debt Conversion Agreement

THE HOLDERS:

Name of Holder:

By:
Name:
Title:

Social Security Number(s) or EIN

Address of Holder:

Street

City State Zip Code

Email

Signature Page to Series 2 Notes Debt Conversion Agreement

Name of Holder:

By:
Name:
Title:

Social Security Number(s) or EIN

Address of Holder:

Street

City State Zip Code

Email

Signature Page to Series 2 Notes Debt Conversion Agreement

Schedule I

Schedule I

Exhibit A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. [__]	[____________], 2018

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

COMMON STOCK PURCHASE WARRANT

_________________

This Certified That, for value received, [_______________] (the “Holder”) is entitled to subscribe for and purchase from NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), at any time commencing on the date hereof and expiring on November 21, 2021 (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Amended and Restated Common Stock Purchase Warrant (the “Warrant”) is issued in connection with the Series 2 Notes Debt Conversion Agreement, dated as of [____________], 2018 by and among the Company and the holders thereto (the “Debt Conversion Agreement”), which provided that certain 8% convertible promissory notes (the “Notes”) were converted into the right to receive Shares and provided for the cancellation of certain outstanding warrants (the “Prior Warrants”) in exchange for amended and restated warrants, which Notes and Prior Warrants were issued in the Company’s private offering solely to accredited investors in accordance with, and subject to, the terms and conditions described in the Subscription Agreement entered into in August 2017, as amended in November 2017 and March 2018 (the “Subscription Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Notes or the Debt Conversion Agreement, as the case may be.

This Warrant is subject to the following terms and conditions:

1. Shares. The Holder has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to [___________] shares of Common Stock, at a per share exercise price equal to $1.80 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Holder at any time during the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Shares. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall issue to the Holder and instruct the transfer agent to enter in the name of such Holder a book entry position evidencing the number of validly issued, fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased. The Holder shall for all purposes hereof be deemed to have become the Holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date the book entry evidencing the issuance was recorded, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Shares purchased hereunder shall be reflected on the books and records of the Company by the date that is three (3) trading days after the latest of (i) the delivery to the Company of the Notice of Exercise and (ii) surrender of this Warrant (if required).

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

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(d) Reserved.

(e) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4. Change in Control.

(a) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is not an asset sale and in which the sole consideration is cash, either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Change in Control. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control.

(b) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is an “arms-length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will continue until the expiration of the Warrant Expiration Term if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control. As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly 10% or more of the stock of the Company, and any person or entity that controls or is controlled by or is under common control with such persons or entities.

(c) Upon the written request of the Company, the Holder agrees that, in the event of a stock for stock Change in Control of the Company by a publicly traded acquirer if, on the record date for the Change in Control, the fair market value of the Shares (or other securities issuable upon exercise of this Warrant) is equal to or greater than two times the Exercise Price, the Company may require the Warrant to be deemed automatically exercised and the Holder shall participate in the Change in Control as a holder of the Shares (or other securities issuable upon exercise of the Warrant) on the same terms as other holders of the same class of securities of the Company.

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(d) Upon the closing of any Change in Control other than those particularly described in subsections (a), (b) and (c) above of this Section 4, the successor entity, if any, and if applicable, shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Change in Control and subsequent closing. The Exercise Price and/or number of Shares shall be adjusted accordingly.

5. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) on the business day of delivery if sent by email transmission, in each case to the intended recipient as set forth below:

If to the Company to:	NeuroOne, Inc. 10006 Liatris Lane Eden Prairie, MN 55347 Attention: David A. Rosa Email: daver@neurooneinc.com

With a copy to:	Honigman Miller Schwartz and Cohn LLP 650 Trade Centre Way Suite 200 Kalamazoo, MI 49002 Attention: Phillip D. Torrence, Esq.
Email: ptorrence@honigman.com

If to the Holder at its address as furnished in the Debt Conversion Agreement.

Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, facsimile transmission, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 5.

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6. Legends. Each book-entry position evidencing the Shares issued upon exercise of this Warrant shall reflect a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round down to the nearest whole Share the number of Shares to be issued.

8. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant, the Debt Conversion Agreement, the Additional Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

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(f) The Company shall not, by amendment of the Certificate of Incorporation or Bylaws of the Company, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant may be amended only with the written consent of the Company and the Holder. The conditions or observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Holder, only by such Holder.

Signature on the Following Page

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In Witness Whereof, the parties hereto have caused this Warrant to be signed as of the date set forth above.

THE COMPANY:

NeuroOne Medical Technologies Corporation

By:
Name:	David A. Rosa
Title:	CEO

Signature Page to Series 2 Amended and Restated Replacement Warrant

Exhibit A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THIS WARRANT

TO: NeuroOne Medical Technologies Corporation

(1) The undersigned hereby elects to purchase _____ shares of common stock (the “Shares”) of NeuroOne Medical Technologies Corporation, a Delaware corporation, or its successors or assigns (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

________________________________ (Holder’s Name)

_________________________________

_________________________________

(Address)

(3) The undersigned represents that: (a) the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (b) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (c) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (d) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (e) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so; and (f) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

By:
Print Name:

Exhibit B

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. [__]	[____________], 2018

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

COMMON STOCK PURCHASE WARRANT

_________________

This Certified That, for value received, [_______________] (the “Holder”) is entitled to subscribe for and purchase from NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), at any time commencing on the date hereof and expiring on November 21, 2021 (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Amended and Restated Common Stock Purchase Warrant (the “Warrant”) is issued in connection with the Series 2 Notes Debt Conversion Agreement, dated as of [____________], by and among the Company and the holders thereto (the “Debt Conversion Agreement”), which provided that certain 8% convertible promissory notes (the “Notes”) were converted into the right to receive Shares and provided for the cancellation of certain outstanding warrants (the “Prior Warrants”) in exchange for amended and restated warrants, which Notes and Prior Warrants were issued in the Company’s private offering solely to accredited investors in accordance with, and subject to, the terms and conditions described in the Subscription Agreement entered into in August 2017, as amended in November 2017 and March 2018 (the “Subscription Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Notes or the Debt Conversion Agreement, as the case may be.

This Warrant is subject to the following terms and conditions:

1. Shares. The Holder has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to [___________] shares of Common Stock, at a per share exercise price equal to $1.80 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Holder at any time during the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Shares. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall issue to the Holder and instruct the transfer agent to enter in the name of such Holder a book entry position evidencing the number of validly issued, fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased. The Holder shall for all purposes hereof be deemed to have become the Holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date the book entry evidencing the issuance was recorded, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Shares purchased hereunder shall be reflected on the books and records of the Company by the date that is three (3) trading days after the latest of (i) the delivery to the Company of the Notice of Exercise and (ii) surrender of this Warrant (if required).

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

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(d) Reserved.

(e) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4. Change in Control.

(a) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is not an asset sale and in which the sole consideration is cash, either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Change in Control. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control.

(b) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is an “arms-length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will continue until the expiration of the Warrant Expiration Term if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control. As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly 10% or more of the stock of the Company, and any person or entity that controls or is controlled by or is under common control with such persons or entities.

(c) Upon the written request of the Company, the Holder agrees that, in the event of a stock for stock Change in Control of the Company by a publicly traded acquirer if, on the record date for the Change in Control, the fair market value of the Shares (or other securities issuable upon exercise of this Warrant) is equal to or greater than two times the Exercise Price, the Company may require the Warrant to be deemed automatically exercised and the Holder shall participate in the Change in Control as a holder of the Shares (or other securities issuable upon exercise of the Warrant) on the same terms as other holders of the same class of securities of the Company.

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(d) Upon the closing of any Change in Control other than those particularly described in subsections (a), (b) and (c) above of this Section 4, the successor entity, if any, and if applicable, shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Change in Control and subsequent closing. The Exercise Price and/or number of Shares shall be adjusted accordingly.

5. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) on the business day of delivery if send by facsimile or email transmission, in each case to the intended recipient as set forth below:

If to the Company to:	NeuroOne, Inc. 10006 Liatris Lane Eden Prairie, MN 55347 Attention: David A. Rosa Email: daver@neurooneinc.com

With a copy to:	Honigman Miller Schwartz and Cohn LLP 650 Trade Centre Way Suite 200 Kalamazoo, MI 49002 Attention: Phillip D. Torrence, Esq.
Email: ptorrence@honigman.com

If to the Holder at its address as furnished in the Debt Conversion Agreement.

Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, facsimile transmission, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 5.

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6. Legends. Each book-entry position evidencing the Shares issued upon exercise of this Warrant shall reflect a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round down to the nearest whole Share the number of Shares to be issued.

8. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant, the Debt Conversion Agreement, the Replacement Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

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(f) The Company shall not, by amendment of the Certificate of Incorporation or Bylaws of the Company, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant may be amended only with the written consent of the Company and the Holder. The conditions or observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Holder, only by such Holder.

Signature on the Following Page

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In Witness Whereof, the parties hereto have caused this Warrant to be signed as of the date set forth above.

THE COMPANY:

NeuroOne Medical Technologies Corporation

By:
Name:	David A. Rosa
Title:	CEO

Signature Page to Series 2 Amended and Restated Additional Warrant

Exhibit A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THIS WARRANT

TO: NeuroOne Medical Technologies Corporation

(1) The undersigned hereby elects to purchase _____ shares of common stock (the “Shares”) of NeuroOne Medical Technologies Corporation, a Delaware corporation, or its successors or assigns (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

________________________________ (Holder’s Name)

_________________________________

_________________________________

(Address)

(3) The undersigned represents that: (a) the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (b) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (c) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (d) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (e) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so; and (f) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

By:
Print Name:

Exhibit C

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

No. [__]	[____________], 2018

NEUROONE MEDICAL TECHNOLOGIES CORPORATION

COMMON STOCK PURCHASE WARRANT

_________________

This Certified That, for value received, [_______________] (the “Holder”) is entitled to subscribe for and purchase from NeuroOne Medical Technologies Corporation, a Delaware corporation (the “Company”), at any time commencing on the date hereof and expiring on November 21, 2021 (the “Warrant Exercise Term”), the Shares at the Exercise Price (each as defined in Section 1 below).

This Common Stock Purchase Warrant (the “Warrant”) is issued in connection with the Series 2 Notes Debt Conversion Agreement, dated as of [____________], by and among the Company and the holders thereto (the “Debt Conversion Agreement”), which provided that certain 8% convertible promissory notes (the “Notes”) were converted into the right to receive Shares, provided for the cancellation of certain outstanding warrants in exchange for amended and restated warrants (the “A&R Warrants”), and provided for the issuance of new warrants, including this Warrant, as payment for and in consideration for the early conversion of the Notes. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to those terms in the Notes or the Debt Conversion Agreement, as the case may be.

This Warrant is subject to the following terms and conditions:

1. Shares. The Holder has, subject to the terms set forth herein, the right to purchase, at any time during the Warrant Exercise Term, up to [___________] shares of Common Stock, at a per share exercise price equal to $1.80 (the “Exercise Price”). The Exercise Price is subject to adjustment as provided in Section 3 hereof.

2. Exercise of Warrant.

(a) Exercise. This Warrant may be exercised by the Holder at any time during the Warrant Exercise Term, in whole or in part, by delivering the notice of exercise attached as Exhibit A hereto (the “Notice of Exercise”), duly executed by the Holder to the Company at its principal office, or at such other office as the Company may designate, accompanied by payment, in cash or by wire transfer of immediately available funds or by check payable to the order of the Company (the “Purchase Price”). For purposes hereof, “Exercise Date” shall mean the date on which all deliveries required to be made to the Company upon exercise of this Warrant pursuant to this Section 2(a) shall have been made.

(b) Issuance of Shares. As soon as practicable after the exercise of this Warrant, in whole or in part, in accordance with Section 2(a) hereof, the Company, at its expense, shall issue to the Holder and instruct the transfer agent to enter in the name of such Holder a book entry position evidencing the number of validly issued, fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Shares available hereunder shall have the effect of lowering the outstanding number of Shares purchasable hereunder in an amount equal to the applicable number of Shares purchased. The Holder shall for all purposes hereof be deemed to have become the Holder of record of such Shares on the date on which the Notice of Exercise and payment of the Purchase Price in accordance with Section 2(a) hereof were delivered and made, respectively, irrespective of the date the book entry evidencing the issuance was recorded, except that if the date of such delivery, notice and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of record of such Shares at the close of business on the next succeeding date on which the stock transfer books are open. Shares purchased hereunder shall be reflected on the books and records of the Company by the date that is three (3) trading days after the latest of (i) the delivery to the Company of the Notice of Exercise and (ii) surrender of this Warrant (if required).

(c) Taxes. The issuance of the Shares upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such Shares, shall be made without charge to the Holder for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

3. Adjustment of Exercise Price and Number of Shares.

(a) Adjustment for Reclassification, Consolidation or Merger. If while this Warrant, or any portion hereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation or other entity in which the Company shall not be the surviving entity, in which the Company shall be the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other corporation or other entity in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder, all necessary or appropriate lawful provisions shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of capital stock or other securities or property that a holder of the Shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, recapitalization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 3. If the per share consideration payable to the Holder for Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company’s Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, mergers, consolidations, sales and transfers and to the capital stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of this Warrant.

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(b) Adjustments for Split, Subdivision or Combination of Shares. If the Company shall at any time subdivide (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately increased. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the Shares subject to acquisition hereunder, then, after the record date for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Shares subject to acquisition upon exercise of the Warrant will be proportionately decreased.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of any class of securities as to which purchase rights under this Warrant exist at the time shall have received or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available to it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 3.

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(d) Reserved.

(e) Notice of Adjustments. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

4. Change in Control.

(a) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is not an asset sale and in which the sole consideration is cash, either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Change in Control. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control.

(b) Upon the written request of the Company, the Holder agrees that, in the event of a Change in Control that is an “arms-length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (i) the Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control or (ii) if the Holder elects not to exercise the Warrant, this Warrant will continue until the expiration of the Warrant Expiration Term if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as such Holder may request in connection with such contemplated Change in Control giving rise to such notice), which is to be delivered to the Holder not less than 10 days prior to the closing of the proposed Change in Control. As used herein “Affiliate” shall mean any person or entity that owns or controls directly or indirectly 10% or more of the stock of the Company, and any person or entity that controls or is controlled by or is under common control with such persons or entities.

(c) Upon the written request of the Company, the Holder agrees that, in the event of a stock for stock Change in Control of the Company by a publicly traded acquirer if, on the record date for the Change in Control, the fair market value of the Shares (or other securities issuable upon exercise of this Warrant) is equal to or greater than two times the Exercise Price, the Company may require the Warrant to be deemed automatically exercised and the Holder shall participate in the Change in Control as a holder of the Shares (or other securities issuable upon exercise of the Warrant) on the same terms as other holders of the same class of securities of the Company.

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(d) Upon the closing of any Change in Control other than those particularly described in subsections (a), (b) and (c) above of this Section 4, the successor entity, if any, and if applicable, shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Change in Control and subsequent closing. The Exercise Price and/or number of Shares shall be adjusted accordingly.

5. Notices. All notices, requests, consents and other communications required or permitted under this Warrant shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) on the business day of delivery if sent by email transmission, in each case to the intended recipient as set forth below:

If to the Company to:	NeuroOne, Inc. 10006 Liatris Lane Eden Prairie, MN 55347 Attention: David A. Rosa Email: daver@neurooneinc.com

With a copy to:	Honigman Miller Schwartz and Cohn LLP 650 Trade Centre Way Suite 200 Kalamazoo, MI 49002 Attention: Phillip D. Torrence, Esq.
Email: ptorrence@honigman.com

If to the Holder at its address as furnished in the Debt Conversion Agreement.

Either party may give any notice, request, consent or other communication under this Warrant using any other means (including personal delivery, messenger service, facsimile transmission, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Either party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other party notice in the manner set forth in this Section 5.

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6. Legends. Each book-entry position evidencing the Shares issued upon exercise of this Warrant shall reflect a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, WHICH OPINION SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

7. Fractional Shares. No fractional Shares will be issued in connection with any exercise hereunder. Instead, the Company shall round down to the nearest whole Share the number of Shares to be issued.

8. Rights of Stockholders. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of the Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

9. Miscellaneous.

(a) This Warrant and disputes arising hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to agreements made and to be performed wholly within such State, without regard to its conflict of law rules.

(b) The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

(c) The covenants of the respective parties contained herein shall survive the execution and delivery of this Warrant.

(d) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and of the Holder and of the Shares issued or issuable upon the exercise hereof.

(e) This Warrant, the Debt Conversion Agreement, the A&R Warrants and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subject hereof.

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(f) The Company shall not, by amendment of the Certificate of Incorporation or Bylaws of the Company, or through any other means, directly or indirectly, avoid or seek to avoid the observance or performance of any of the terms of this Warrant and shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder contained herein against impairment.

(g) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company, at its expense, will execute and deliver to the Holder, in lieu thereof, a new Warrant of like date and tenor.

(h) This Warrant may be amended only with the written consent of the Company and the Holder. The conditions or observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively) only by written instrument and with respect to conditions or performance obligations benefiting the Company, by the Company, and with respect to conditions or performance obligations benefiting the Holder, only by such Holder.

Signature on the Following Page

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In Witness Whereof, the parties hereto have caused this Warrant to be signed as of the date set forth above.

THE COMPANY:

NeuroOne Medical Technologies Corporation

By:
Name:	David A. Rosa
Title:	CEO

Signature Page to Series 2 Payment Warrant

Exhibit A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER

TO EXERCISE THIS WARRANT

TO: NeuroOne Medical Technologies Corporation

(1) The undersigned hereby elects to purchase _____ shares of common stock (the “Shares”) of NeuroOne Medical Technologies Corporation, a Delaware corporation, or its successors or assigns (the “Company”), pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

________________________________ (Holder’s Name)

_________________________________

_________________________________

(Address)

(3) The undersigned represents that: (a) the Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares; (b) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (c) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (d) the undersigned understands that the Shares issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (e) the undersigned is aware that the Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the Shares for the period prescribed by Rule 144, that among the conditions for use of Rule 144 is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so; and (f) the undersigned agrees not to make any disposition of all or any part of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

By:
Print Name: